                                                                    EXHIBIT 99.1

                               NOBLE ENERGY, INC.

                              LETTER OF TRANSMITTAL

                                OFFER TO EXCHANGE
                              5.25% NOTES DUE 2014
                FOR ANY AND ALL OUTSTANDING 5.25% NOTES DUE 2014
              PURSUANT TO THE PROSPECTUS DATED              , 2004


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                AS EXCHANGE AGENT

        By Registered or Certified Mail, by Hand or by Overnight Courier:

                           Corporate Trust Operations
                               Reorganization Unit
                            101 Barclay Street 7 East
                               New York, NY 10286
                        Attention: Ms. Carolle Montreuil

                          By Facsimile: (212) 298-1915
                        Attention: Ms. Carolle Montreuil

                           By Telephone:(212) 815-5920


         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This Letter of Transmittal is to be used by a Holder of Outstanding Notes (i) if certificates representing Outstanding Notes are to be forwarded herewith, (ii) if delivery of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Outstanding Notes," unless an agent's message is transmitted in lieu hereof, or (iii) if a tender has previously been made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures," unless an agent's message is transmitted in lieu hereof.

         Any beneficial owner whose Outstanding Notes are held in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such

Holder promptly and instruct such Holder to tender on behalf of the beneficial owner. If such beneficial owner wishes to tender on such owner's own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Outstanding Notes, either make appropriate arrangements to record ownership of the Outstanding Notes in such beneficial owner's name or obtain a properly completed power of attorney from the Holder of such Outstanding Notes. The transfer of record ownership may take considerable time.

         In order to properly complete this Letter of Transmittal, a Holder of Outstanding Notes must (i) complete columns (1) through (3) in the box entitled "Description of Outstanding Notes," (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, "Special Issuance Instructions" and "Special Delivery Instructions," and (iii) sign the Letter of Transmittal by completing the box entitled "Tendering Holder(s) Sign Here." If only columns (1) through (3) of the box entitled "Description of Outstanding Notes" are completed, such holder of Outstanding Notes will have tendered for exchange all Outstanding Notes listed in column (3) below. If a Holder of Outstanding Notes wishes to tender for exchange less than all of such Outstanding Notes, column (4) must be completed in full. In such case, such Holder of Outstanding Notes should refer to Instruction 5. Each Holder of Outstanding Notes should carefully read the detailed instructions herein prior to completing the Letter of Transmittal.

         Holders of Outstanding Notes who desire to tender their Outstanding Notes for exchange and (i) whose Outstanding Notes are not immediately available, (ii) who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or
(iii) who cannot complete the procedures for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures." We refer you to Instruction 2.

         Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         THE UNDERSIGNED, BY COMPLETING THE BOX BELOW ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED OUTSTANDING NOTES AS SET FORTH IN SUCH BOX.

         List below the Outstanding Notes to which this Letter of Transmittal relates. We also refer you to Instruction 3.

------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OUTSTANDING NOTES

            (1)                        (2)                        (3)                        (4)
------------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF        CERTIFICATE        AGGREGATE PRINCIPAL AMOUNT          PRINCIPAL
    REGISTERED HOLDER(S)             NUMBER(S)        REPRESENTED BY OUTSTANDING            AMOUNT
 (PLEASE FILL-IN, IF BLANK)            (A)                     NOTES (B)                 TENDERED (C)
------------------------------------------------------------------------------------------------------------

                              ----------------------- ---------------------------- -------------------------

                              ----------------------- ---------------------------- -------------------------

                              ----------------------- ---------------------------- -------------------------

                              ----------------------- ---------------------------- -------------------------
                              Total:
------------------------------------------------------------------------------------------------------------
(A)      Need not be completed by book-entry holders.

(B)      Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes.

(C)      The minimum tender is $1,000 principal amount of Outstanding Notes. All other tenders must be in integral multiples of $1,000.

------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
[ ]      CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
         ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------------------------------
DTC Account Number:
                   -------------------------------------------------------------------------------------
Transaction Code Number:
                        --------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

         By crediting Outstanding Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms, on behalf of itself and the beneficial owners of such Outstanding Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owner as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

------------------------------------------------------------------------------------------------------------

[ ]      CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
         DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder:
                          ----------------------------------------------------------------------------
Window Ticket Number (if any):
                              ------------------------------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   ---------------------------------------------------
Name of Institution Which Guaranteed Delivery:
                                              --------------------------------------------------------
IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

DTC Account Number:
                   -----------------------------------------------------------------------------------
Transaction Code Number:
                        ------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------

[ ]      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND
         ANY AMENDMENTS OR SUPPLEMENTS THERETO:  (UNLESS OTHERWISE SPECIFIED, 10 ADDITIONAL COPIES WILL BE
         FURNISHED.)

Name:
     -------------------------------------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

         If the undersigned is not a broker-dealer, the undersigned represents that it will acquire the Exchange Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes and it has no arrangement or understanding with any person to participate in a distribution of the Exchange Notes.

         If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as result of market-making activities or other trading activities (other than Outstanding Notes acquired directly from the Company), it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Outstanding Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

         Unless otherwise indicated in "Special Issuance Instructions" below, the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) will be issued in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, the account indicated below maintained at DTC will be credited. Similarly, unless otherwise indicated in "Special Delivery Instructions" below, the Exchange Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) will be sent to the undersigned at the address shown in "Description of Outstanding Notes" above.

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                          (SEE INSTRUCTIONS 2, 6 AND 8)

         To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or if Outstanding Notes delivered by book-entry transfer that are not for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Name:
     --------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Address:
        -----------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                     (ZIP CODE)


-------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.)


-------------------------------------------------------------------------------
                                  (DTC ACCOUNT)

--------------------------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 2, 6 AND 8)

         To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be mailed or delivered to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or if Outstanding Notes delivered by book-entry transfer that are not for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Mail Exchange Notes and/or Outstanding Notes to:

Name:
     --------------------------------------------------------------------------
                           (PLEASE TYPE OR PRINT)

Address:
        -----------------------------------------------------------------------


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                     (ZIP CODE)


-------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION NO. OR SOCIAL SECURITY NO.)


[ ] Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below.


-------------------------------------------------------------------------------
                                  (DTC ACCOUNT)

--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         Pursuant to the offer by Noble Energy, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated , 2004 (as the same may be amended or supplemented from time to time, the "Prospectus") of the Company, receipt of which is hereby acknowledged, and this Letter of Transmittal (the "Letter of Transmittal"), which together with the Prospectus constitutes the Company's offer (the "Exchange Offer") to exchange up to $200,000,000 aggregate principal amount of the Company's 5.25% Notes due 2014 (the "Exchange Notes") for a like principal amount of the Company's issued and outstanding 5.25% Notes due 2014 (the "Outstanding Notes"), the undersigned hereby tenders to the Company for exchange the Outstanding Notes indicated above.

         The undersigned is the Holder (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as a holder of a book-entry interest in the Global Notes representing Outstanding Notes) of all such Outstanding Notes and if the undersigned holds the Outstanding Notes as a nominee for the beneficial owner(s), the undersigned represents that it has received from each beneficial owner of such Outstanding Notes a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of all or any portion of the Outstanding Notes tendered for exchange herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned will have irrevocably sold, assigned, transferred and exchanged, to or upon the order of the Company, all right, title and interest in, to and under all of the Outstanding Notes tendered for exchange hereby, and hereby will have irrevocably appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company in connection with the Exchange Offer) of such holder of Outstanding Notes with respect to such Outstanding Notes, with full power of substitution, subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates representing such Outstanding Notes, or transfer ownership of such Outstanding Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to or upon the order of the Company, (ii) present and deliver such Outstanding Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and (ii) that when such Outstanding Notes are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered for exchange hereby. The undersigned will comply with its obligations under the Registration Rights Agreement and agrees to all of the terms of the Exchange Offer.

         By tendering Outstanding Notes in the Exchange Offer, the undersigned holder represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Outstanding Notes tendered hereby are being acquired in the ordinary course of business, (ii) the undersigned has no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) of such Exchange Notes, (iii) the undersigned is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is an affiliate, such holder of Outstanding Notes will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) the undersigned, if it is not a broker-dealer, represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes, and (v) the undersigned, if it is a broker-dealer, will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of
Section 2(a)(11) of the Securities Act.

         The Company has agreed that, for a period of 90 days after the Expiration Date, the Company will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

         For purposes of the Exchange Offer, the Company will be deemed to have accepted properly tendered Outstanding Notes, when and if the Company gives oral (promptly confirmed in writing) or written notice of the acceptance to the Exchange Agent. Tenders of Outstanding Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. We refer you to the section in the Prospectus entitled "The Exchange Offer -- Withdrawal Rights."

         The undersigned acknowledges that the Company's acceptance of Outstanding Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Outstanding Notes" and in the instructions hereto will constitute a binding agreement between the undersigned, the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" above, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at the Book-Entry Transfer Facility. If applicable, substitute certificates representing Outstanding Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver Exchange Notes to the undersigned at the address shown above.

         The undersigned recognizes that the Exchange Offer is subject to the terms of the Registration Rights Agreement among the Company and the Initial Purchasers and customary conditions as set forth in the section of the Prospectus entitled "The Exchange Offer -- Conditions to the Exchange Offer."

         Any Outstanding Notes not tendered pursuant to the Exchange Offer will continue to accrue interest at a rate of 5.25%, but will not retain any rights under the Registration Rights Agreement, except under limited circumstances. We refer you to the section in the Prospectus entitled "The Exchange Offer -- Consequences of Failure to Exchange."

         All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of outstanding Notes is irrevocable.


--------------------------------------------------------------------------------
                          TENDERING HOLDER(S) SIGN HERE
                   (Complete accompanying Substitute Form W-9)


                                  SIGNATURE(S)

         Must be signed by the registered holder(s) of Outstanding Notes exactly as name(s) appear(s) on certificate(s) for the Outstanding Notes tendered hereby or on a security position listing or by person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the signer's full title. (We refer you to Instruction 6.)

--------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))

Date:                      , 2004
     ----------------------
     Name(s):
             -------------------------------------------------------------------

     ---------------------------------------------------------------------------
                                 (Please Print)


Capacity (Full Title):
                      ----------------------------------------------------------
      Address:
              ------------------------------------------------------------------
                               (Include Zip Code)

      Area Code and Telephone Number(s):  (   )
                                               ---------------------------------
      Tax Identification or Social Security Number(s):
                                                      --------------------------


                            GUARANTEE OF SIGNATURE(S)
         (SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

Authorized Signature:
                     -----------------------------------------------------------

Name and Title:
               -----------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Numbers:  (     )
                                         ---------------------------------------

Dated:                       , 2004
      -----------------------
--------------------------------------------------------------------------------
                                       9

                        PAYER'S NAME: NOBLE ENERGY, INC.
------------------------------------------------------------------------------------------------------------

Substitute              PART 1 - TAXPAYER IDENTIFICATION NUMBER ("TIN") - For     TIN:____________________
                        all Accounts enter TIN in the box at right. (For most      (SOCIAL SECURITY NUMBER
Form W-9                individuals, this is your social security number. For            OR EMPLOYER
                        sole proprietors or resident aliens, see the W-9            IDENTIFICATION NUMBER
Department of the       Guidelines. For other entities, enter your Employer        (IF AWAITING TIN, WRITE
Treasury Internal       Identification Number. If you do not have a number, see        "APPLIED FOR")
Revenue Service         Obtaining a Number in the enclosed W-9 Guidelines).
                        Certify by signing and dating below. Note: If the
                        account is in more than one name, see chart in the
                        enclosed W-9 Guidelines to determine which number to
Payer's Request for     give the payer.
Taxpayer                -------------------------------------------------------------------------------------
Identification
Number (TIN)            PART 2 - FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE THE ENCLOSED W-9 COMPLETE AS
                        INSTRUCTED THEREIN.
                        CERTIFICATION - UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                        (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN (OR I AM AWAITING FOR A NUMBER
                        TO BE ISSUED TO ME), AND
                        (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE (i) I AM EXEMPT FROM
                        BACKUP WITHHOLDING, (II) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                        "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE ALL INTEREST
                        OR DIVIDENDS, OR (III) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                        BACKUP WITHHOLDING, AND
                        (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
                        -------------------------------------------------------------------------------------

                        CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) IN PART 2 ABOVE IF YOU HAVE
                        BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE
                        UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. HOWEVER, IF AFTER BEING
                        NOTIFIED BY THE IRS THAT YOU WERE SUBJECT TO BACKUP WITHHOLDING YOU RECEIVE
                        NOTIFICATION FROM THE IRS THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING, DO NOT
                        CROSS OUT ITEM (2). THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                        DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.
                        -------------------------------------------------------------------------------------

                        PART 3: CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
                        INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE

                        SIGNATURE:                                               DATE:
                                  ------------------------------------------          ----------------------


                        ------------------------------------------------------------------------------------
                                                        NAME (PLEASE PRINT)

------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY AMOUNT
PAID TO YOU IN CONNECTION WITH THE NOTES. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING
                          (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

------------------------------------------------------------------------------------------------------------
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, a portion (not to exceed 28%) of all reportable payments made to me on account of the Notes will be retained until I provide a taxpayer identification number to the
Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and a portion (not to exceed
28%) of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue
Service until I provide a taxpayer identification number.

Signature                                                      Date
         ----------------------------------------------             ----------------------------------------
------------------------------------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

-------------------------------------------------------- ----------------------------------------------------
                                                         GIVE THE
                                                         SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                                NUMBER OF--
-------------------------------------------------------- ----------------------------------------------------
1.   Individual                                          The individual

2.   Two or more individuals (joint account)             The actual owner of the account or, if combined
                                                         fund, the first individual on the account(1)

3.   Custodian account of a minor (Uniform Gift to       The minor(2)
     Minors Act)

4.   a.  The usual revocable savings trust account       The grantor-trustee(1)
         (grantor is also trustee)

     b.  So-called trust that is not a legal or valid    The actual owner(1)
         trust under state law

5.   Sole proprietorship                                 The owner(3)
-------------------------------------------------------- ----------------------------------------------------

----------------------------------------------------------------------------- -------------------------------
                                                                              GIVE THE
                                                                              EMPLOYER
                                                                              IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                                                     NUMBER  OF
----------------------------------------------------------------------------- -------------------------------
6.   Sole proprietorship                                                      The owner(3)

7.   A valid trust, estate, or pension trust                                  The legal entity(4)

8.   Corporate                                                                The corporation

9.   Association, club, religious, charitable, educational, or other tax-     The organization
     exempt organization account

10.  Partnership                                                              The partnership

11.  A broker or registered nominee                                           The broker or nominee


12.  Account with the Department of Agriculture in the name of a public       The public entity
     entity (such as a state or local government, school district, or prison) that receives agricultural program payments
----------------------------------------------------------------------------- -------------------------------

1. List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.    Circle the minor's name and furnish the minor's social security number.

3. You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

4. List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from withholding include:

     o An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

     o The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

     o   An international organization or any agency or instrumentality thereof.

     o A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

     o   A corporation.

     o   A financial institution.

     o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     o   A real estate investment trust.

     o   A common trust fund operated by a bank under Section 584(a).

     o An entity registered at all times during the tax year under the Investment Company Act of 1940.

     o A middleman known in the investment community as a nominee or custodian.

     o A futures commission merchant registered with the Commodity Futures Trading Commission.

     o   A foreign central bank of issue.

     o   A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

     o   Payments to nonresident aliens subject to withholding under
         Section 1441.

     o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

     o   Payments of patronage dividends not paid in money.

     o   Payments made by certain foreign organizations.

     o   Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

     o Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

     o   Payments described in Section 6049(b)(5) to nonresident aliens.

     o   Payments on tax-free covenant bonds under Section 1451.

     o   Payments made by certain foreign organizations.

     o   Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an institution (an "Eligible Institution") which is (1) a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, which is a member of one of the following Recognized Signature Guarantee Programs:

             a.  The Securities Transfer Agents Medallion Program (STAMP)

             b.  The New York Stock Exchange Medallion Signature Program (MSP)

             c.  The Stock Exchange Medallion Program (SEMP)

         Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the holder(s) of the Outstanding Notes tendered herewith and such holder(s) have not completed the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Outstanding Notes are tendered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used by a holder of Outstanding Notes (i) if certificates representing Outstanding Notes are to be forwarded herewith, (ii) if delivery of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility, pursuant to the procedures set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Outstanding Notes," unless an agent's message is transmitted in lieu hereof, or (iii) if a tender has previously been made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled "The Exchange Offer -- Guaranteed Delivery Procedures," unless an agent's message is transmitted in lieu hereof. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Outstanding Notes -- Notes held through DTC" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates for all physically tendered Outstanding Notes or any timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof or agent's message in lieu thereof), together with any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date.

         Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available; (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent prior to the

Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Holders may have such tender effected if: (a) such tender is made through an Eligible Institution; (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmittal, mail or hand delivery), setting forth the name and address of the holder of such Outstanding Notes, the certificate number(s) of such Outstanding Notes (unless tender is to be made by book-entry transfer) and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificate(s) for all physically tendered Outstanding Notes, in proper form for transmittal, together with a properly completed and duly executed Letter of Transmittal, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile hereof or an agent's message in lieu thereof), and all other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and (c) the certificate(s) for all physically tendered Outstanding Notes or a Book-Entry Confirmation and all other documents referred to in clause (b) above are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF OUTSTANDING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, BE USED. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE ELIGIBLE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT. NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OUTSTANDING NOTES SHOULD BE SENT TO THE COMPANY OR DTC.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable) or any agent's message in lieu thereof, waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

         3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Outstanding Notes" above is inadequate, the certificate number(s) and/or the aggregate principal amount(s) of the Outstanding Notes being tendered and/or the principal amount tendered for exchange should be listed on a separate signed schedule affixed hereto.

         4. WITHDRAWALS. A tender of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of a written or facsimile transmission notice of withdrawal to the Exchange Agent at the address or the facsimile number set forth on the cover of this Letter of Transmittal or by compliance with the appropriate procedures of DTC's ATOP system. To be effective, a notice of withdrawal of Outstanding Notes must
(i) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (ii) identify the Outstanding Notes to be withdrawn (including the certificate number(s) unless tendered by book-entry transfer), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees); and (iv) if Outstanding Notes have been tendered pursuant to book-entry transfer, specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of such facility, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by any method of delivery described in this section.

         All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in the Company's discretion, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal. Properly withdrawn Outstanding Notes will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered by following one of the procedures described in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Outstanding Notes" at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         5. PARTIAL TENDERS. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 principal amount. If a tender for exchange is to be made with respect to less than the entire principal amount of any Outstanding Notes held by any holder, fill in the principal amount of Outstanding Notes which are tendered for exchange in column (4) of the box entitled "Description of Outstanding Notes," as more fully described in the footnotes thereto. In case of a partial tender for exchange of Outstanding Notes represented by a certificate, a new certificate, for the remainder of the principal amount of the Outstanding Notes, will be sent to such holder of Outstanding Notes as promptly as practicable after the expiration or termination of the Exchange Offer. All Outstanding Notes represented by a certificate delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         6. SIGNATURES ON THIS LETTER OF TRANSMITTAL, ASSIGNMENT AND
ENDORSEMENTS.

                  (a) The signature(s) of the holder of Outstanding Notes on this Letter of Transmittal must correspond with the name(s) of the holder written on the face of the certificate representing tendered Outstanding Notes or as recorded in the records of the Book-Entry Transfer Facility, as the case may be, without alteration, enlargement or any change whatsoever.

                  (b) If tendered Outstanding Notes are owned by two or more joint owners, all such owners must sign this Letter of Transmittal.

                  (c) If any tendered Outstanding Notes are owned in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and as many necessary or required documents as there are different registrations or certificates.

                  (d) When this Letter of Transmittal is signed by the holder(s) of the Outstanding Notes listed and transmitted hereby, no endorsements of Outstanding Notes or powers of attorney are required unless the Exchange Notes are to be issued in the name of a person other than the holder(s). Signatures on such certificates representing such Outstanding Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

                  (e) If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of such person's authority to so act must be submitted with this Letter of Transmittal.

                  (f) If this Letter of Transmittal is signed by a person or persons other than the holder of Outstanding Notes listed herein, this Letter of Transmittal must be accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the holders that appear on the face of the certificate representing tendered Outstanding Notes or on the security position listing maintained by DTC, as the case may be. Signatures on such powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

         7. TRANSFER TAXES. Holders who tender their Outstanding Notes will not be obligated to pay transfer taxes, if any, in connection therewith unless tendered Outstanding Notes are registered in the name of any person other than the person signing the Letter of Transmittal or any transfer tax is imposed for any reason other than the exchange of Outstanding Notes in the Exchange Offer. If satisfactory evidence of payment of such taxes or exemptions is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         8. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the Exchange Notes are to be issued to someone other than the registered holder of Outstanding Notes or sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

         9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Outstanding Notes tendered for exchange will be determined by the Company, at the Company's discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Outstanding Notes not properly tendered or to reject any particular Outstanding Notes the acceptance of which might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in the Company's discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to particular Outstanding Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Outstanding Notes either before or after the Expiration Date (including the Letter of Transmittal and instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Outstanding Notes for exchange, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus, as the case may be, at its discretion.

         11. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. If any certificates representing Outstanding Notes have been mutilated, lost, stolen or destroyed, the holder should promptly contact the Exchange Agent at the address listed below for further instructions:

                    The Bank of New York Trust Company, N.A.
                           Corporate Trust Operations
                               Reorganization Unit
                            101 Barclay Street 7 East
                               New York, NY 10286
                           Attn: Ms. Carolle Monteuil

         12. REQUESTS FOR INFORMATION OR ADDITIONAL COPIES. Requests for information or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal. Additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from your broker, dealer, commercial bank, trust company or other nominee.

         13. INCORPORATION OF LETTER OF TRANSMITTAL. This Letter of Transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through DTC's ATOP system by any participant in DTC on behalf of itself and the beneficial owners of any Outstanding Notes so tendered.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE), OR AN AGENT'S MESSAGE IN LIEU THEREOF, TOGETHER WITH CERTIFICATES OR BOOK-ENTRY CONFIRMATION, OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         The Company or its agent may be required to withhold (currently at a rate of 28%) the amount of any reportable payment made with respect to the Outstanding Notes or the Exchange Notes following the Exchange Offer (the "Notes"). In order to avoid withholding, United States federal income tax law generally requires that a holder of the Notes must provide the Company or its agent with (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9, or (ii) in the case of certain exempt foreign persons, the appropriate Form W-8 as discussed below. If a holder does not provide the Company or its agent with its current TIN, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt holders of the Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Certain foreign persons can qualify for this exemption by submitting a properly completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or Form W-8ECI, Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. A Form W-8BEN or Form W-8ECI may be obtained from the Exchange Agent.

         To prevent backup withholding on the amount of any reportable payment made with respect to the Notes, each holder of the Notes must provide its correct TIN by completing the Substitute Form W-9 set forth above, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the holder that such holder is no longer subject to backup withholding. If the Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for instructions on applying for a TIN and write "applied for" in lieu of its TIN in Part 1 of the Substitute Form W-9. Note: writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. In such case, The Bank of New York Trust Company, N.A. acting as the Paying Agent (the "Paying Agent") will retain 28% of any reportable payment made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Paying Agent with its TIN within sixty (60) days of the Substitute Form W-9, the Paying Agent will remit any such amount retained during such sixty
(60) day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Paying Agent within such sixty (60) day period, the Paying Agent will remit such previously withheld amounts to the IRS as backup withholding and will withhold a portion (not to exceed 28% or such reduced amount as is then applicable) of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Paying Agent.